Fees Summary	Mar. 26, 2025 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 1,817,521.02
Interest Amount	0.00
Total Offset Amount	109.10
Net Fee	$ 1,817,411.92
Total Fee and Interest Amount	1,817,521.02